Exhibit 10.2

SECOND AMENDMENT TO

EXECUTIVE AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE AGREEMENT (“Second Amendment”) is entered into and effective on October 1, 2020 (the “Effective Date”) by and between Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”), and David Williams, an individual (“Executive”), with respect to the following facts and circumstances:

RECITALS

The Company and Executive entered into an Executive Agreement on January 22, 2020 and effective as of January 27, 2020, as amended on March 27, 2020 and effective on April 1, 2020 (as amended, the “Agreement”).

The Company and Executive desire to further amend the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

AMENDMENTS

1.        As of the Effective Date, the salary components only of Section 1(a) of the Agreement (Term and Compensation) are hereby deleted in their entirety and replaced with the following:

“1.      Term and Compensation.

(a)      The Company hereby agrees to employ Executive and Executive hereby accepts such employment, in accordance with the terms, conditions and provisions hereinafter set forth in this Agreement, at the following compensation: $650,000 as base salary effective on October 1, 2020 and thereafter; provided that the Compensation Committee of the Company shall have discretion to increase the base salary during the term of this Agreement.”

2.        Except as modified herein, all other terms of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Agreement and this Second Amendment, the terms of this Second Amendment shall apply. No modification may be made to the Agreement or this Second Amendment except in writing and signed by both the Company and Executive.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

EXECUTIVE	PENN NATIONAL GAMING, INC.

/s/ David Williams	By:	/s/ Jay A. Snowden
David Williams		Jay A. Snowden,
President and Chief Executive Officer